UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2006

Naturade, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14370 Myford Rd., Suite 100, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-573-4800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Security and Purchase Agreement

On January 11, 2006, Naturade, Inc. (the "Company") and Laurus Master Fund, LTD ("Laurus") amended the Security and Purchase Agreement (the "Agreement") dated July 26, 2005, by and between the Company, and Laurus, pursuant to which the parties:

•Increased the Secured Term Loan (the "Term Loan") from $1,000,000, of which $909,000 was outstanding at January 11, 2006, to $1,650,000. Over advances totaling $650,000 were transferred from the Secured Revolving Note (the "Revolver") to the Term Loan with the remaining $91,000 utilized as a reduction of the amount outstanding under the Revolver.

•Modified the payments on the Term Loan from $30,000 per month beginning November 1, 2005 payable in shares of the Company's Common Stock or $30,900 per month if paid in cash, to $50,000 per month in cash beginning April 1, 2006.

•Eliminated the Minimum Borrowing Note (the "Minimum Note") outstanding of $500,000.

•Eliminated the ability of Laurus to convert the Term Loan, the Revolver, and the Minimum Note into shares of the Company’s Common Stock.

•Extended the term of the Agreement from three years ending on July 26, 2008 to three years ended January 6, 2009.

•Modified the prepayment provisions of the Revolver and the Term Loan from an early payment fee of 35% of the loan amounts if paid prior to the termination date, to 5% if retired before January 6, 2007, 4% if retired prior to January 6, 2008 and 3% if retired prior to January 6, 2009.

A copy of the Agreement, as amended and restated is attached as Exhibit 10.1. A copy of the Term Loan and the Revolver, both as amended and restated are attached as Exhibit 10.2 and Exhibit 10.3, respectively.

In consideration for entering into the Agreement, the Company issued to Laurus, 1,050,000 shares of the Company’s Common Stock and reimbursed Laurus' expenses (including legal fees) totaling $22,750.

Amended and Restated Registration Rights Agreement

The shares are subject to an Amended and Restated Registration Rights Agreement providing Laurus with certain rights to require the Company to register the 1,050,000 shares and additional shares of Common Stock issuable to them upon the exercise of the warrant or the option, previously granted to Laurus in connection with the original Security and Purchase Agreement on July 26, 2005, as previously described in the Company's Form 8-K filed on August 1, 2005.

A copy of the Registration Rights Agreement, as amended and restated is attached as Exhibit 10.5. Under this agreement, the Company must file a registration statement within 60 days of the date of the Registration Rights Agreement, and have it effective within 120 days of such date.

The Company shall use its reasonable commercial efforts to keep the registration statement continuously effective under the Securities Act of 1933, as amended (the "Securities Act") until the date which is the earlier date of when (i) all registrable securities covered by such registration statement have been sold or (ii) all registrable securities covered by such registration statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected holders.

Item 3.02 Unregistered Sales of Equity Securities.

On January 11, 2006 the Company issued Laurus 1,050,000 shares of the Company's Common Stock directly, without the services of an underwriter, and without registration under the Securities Act, in reliance on Section 4(2) of that Act. For a description of the transaction, see Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description
10.1 Amended and Restated Security and Purchase Agreement, by and between Laurus Master Fund, LTD. and Naturade, Inc., dated January 6, 2006.
10.2 Amended and Restated Secured Term Note in the amount of $1,650,000, by and between Laurus Master Fund, LTD. and Naturade, Inc., dated January 6, 2006
10.3 Amended and Restated Secured Revolving Note in the amount of $3,000,000 by and between Laurus Master Fund, LTD. and Naturade, Inc., dated January 6, 2006.
10.4 Reaffirmation and Ratification Agreement and Amendment by and between Laurus Master Fund, LTD. and Naturade, Inc. dated January 6, 2006.
10.5 Amended and Restated Registration Rights Agreement dated as of January 6, 2006, by and between Naturade, Inc., and Laurus Master Fund, LTD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc

January 17, 2006	By:	Stephen M. Kasprisin

Name: Stephen M. Kasprisin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Security and Purchase Agreement, by and between Laurus Master Fund, LTD. and Naturade, Inc., dated January 6, 2006.
10.2	Amended and Restated Secured Term Note in the amount of $1,650,000, by and between Laurus Master Fund, LTD. and Naturade, Inc., dated January 6, 2006
10.3	Amended and Restated Secured Revolving Note in the amount of $3,000,000 by and between Laurus Master Fund, LTD. and Naturade, Inc., dated January 6, 2006.
10.4	Reaffirmation and Ratification Agreement and Amendment by and between Laurus Master Fund, LTD. and Naturade, Inc. dated January 6, 2006.
10.5	Amended and Restated Registration Rights Agreement dated as of January 6, 2006, by and between Naturade, Inc., and Laurus Master Fund, LTD.